UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2024
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia                                                 001-11312                                   58-0869052
(State or other jurisdiction of incorporation)          (Commission File Number)             (IRS Employer Identification Number)
3344 Peachtree Road NE, Suite 1800, Atlanta, Georgia 30326-4802
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (404) 407-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	CUZ	New York Stock Exchange	("NYSE")
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the securities Act of 1933 (§230.405 of this chapter) or Rule 12b-12 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
In connection with the Company and its operating partnership, Cousins Properties LP, filing a new registration statement on Form S-3 (Registration No. 333-279209), on May 8, 2024, Cousins Properties Incorporated (the “Company”) and Cousins Properties LP, entered into a second amendment (the “Amendment”) to the Equity Distribution Agreement, dated August 3, 2021 (as amended, the “Equity Distribution Agreement”), with Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as managers (collectively, the “Managers”), Morgan Stanley & Co. LLC, Bank of America, N.A., JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers (collectively, the “Forward Purchasers”), and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers (collectively, the “Forward Sellers”), pursuant to which the Company may issue and sell, from time to time, through the Managers, as the Company’s agents, or to the Managers for resale, shares of the Company’s common stock, par value $1.00 per share, representing the unsold amount available under the Company’s at-the-market offering program, prior to such Amendment.
The Amendment provides that shares of common stock to be sold pursuant to the Equity Distribution Agreement will be issued pursuant to a prospectus dated May 8, 2024, and a prospectus supplement filed with the Securities and Exchange Commission on May 8, 2024, in connection with one or more offerings of shares from the Company’s new effective shelf registration statement on Form S-3 (Registration No. 333-279209). Sales of shares of the Company’s common stock through the Managers, if any, will be made in amounts and at times to be determined by the Company from time to time, but the Company has no obligation to sell any of the shares in the offering and may suspend sales in connection with the offering at any time. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common shares and determinations by the Company of the appropriate sources of funding for the Company. Any sales of shares of the Company’s common stock through the Managers will be made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise agreed upon by us and the Managers.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
The Equity Distribution Agreement is filed as Exhibits 1.1, 1.2 and 1.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Equity Distribution Agreement and the transactions contemplated thereby is qualified in its entirety by reference to Exhibits 1.1, 1.2 and 1.3.
Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s effective registration statement on Form S-3 (Registration No. 333-279209) and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a)Exhibits

Exhibit Number	Exhibit Description
1.1
Equity Distribution Agreement, dated August 3, 2021, among Cousins Properties Incorporated, Cousin Properties LP and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as managers, Morgan Stanley & Co. LLC, Bank of America, N.A., JPMorgan Chase Bank, National Association, The Toronto-Dominion Bank, Truist Bank and Wells Fargo Bank, National Association, as forward purchasers, and Morgan Stanley & Co. LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers (incorporated by reference from Exhibit 1.1 to the Company’s Form 8-K filed on August 3, 2021)

1.2	Amendment to Equity Distribution Agreement, dated February 17, 2023 (incorporated by reference from Exhibit 1.2 to the Company’s Form 8-K filed on February 17, 2023)
1.3	Second Amendment to Equity Distribution Agreement, dated May 8, 2024
5.1	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 8, 2024

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Executive Vice President, General Counsel, and Corporate Secretary